U.S. Securities and Exchange Commission
                             Washington, D.C. 20549



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                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  November 29, 2001


                         Roberts Realty Investors, Inc.
               (Exact name of Registrant as specified in charter)



           Georgia                       001-13183               56-2122873
-----------------------------    ------------------------   ---------------
(State or other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)


      8010 Roswell Road, Suite 120, Atlanta, Georgia              30350
      -------------------------------------------------       ---------
           (Address of principal executive offices)           (Zip Code)

                                 (770) 394-6000
              (Registrant's Telephone Number, including Area Code)




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Item 5.  Other Events.

     The Company is filing this Current Report on Form 8-K to file with the Commission a press release and an attached letter to its shareholders being distributed today. The press release and letter provide an update on the Company's activities, including the suspension of its quarterly dividend for the fourth quarter of 2001 and the first quarter of 2002.

Item 7.  Exhibits

(b)      Exhibits

         99.1     Press Release with attached letter to shareholders



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                        ROBERTS REALTY INVESTORS, INC.


Dated:   November 29, 2001              By:  /s/ Charles R. Elliott
                                             ------------------------------
                                                 Charles R. Elliott
                                                 Chief Financial Officer


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                                  Exhibit Index

Exhibit No.                Description

99.1     Press Release with attached letter to shareholders






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